Employee Benefit Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee Benefit Plan

(14) Employee Benefit Plan

The Corporation sponsors a defined contribution retirement plan. All the Corporation’s employees are eligible to be enrolled in the employer-sponsored contributory retirement savings plan, which include features under Section 401(k) of the Internal Revenue Code of 1986, as amended, and provides for Corporation matching contributions. The Corporation’s contributions to the plan are determined by its Board of Directors, subject to certain minimum requirements specified in the plan. For the years ended December 31, 2020 and December 31, 2019 the Corporation made matching contributions of 100% on 3% of the employee contributions, with an additional 50% match on the next 2% of employee contributions, resulting in approximately $188,000 and $139,000, respectively, of matching contributions paid by the Corporation.